Exhibit 21

Subsidiaries of the Registrant as of February 2, 2008

Name	Jurisdiction of Incorporation
Geoffrey Holdings, LLC	Delaware
Geoffrey International, LLC	Delaware
Geoffrey, LLC	Delaware
Giraffe Holdings, LLC	Delaware
Giraffe Intermediate, LLC	Delaware
Giraffe Intermediate Holdings, LLC	Delaware
Giraffe Junior, LLC	Delaware
Giraffe Junior Holdings, LLC	Delaware
Giraffe Properties, LLC	Delaware
MAP Real Estate, LLC	Delaware
MAP 2005 Real Estate, LLC	Delaware
MPO Holdings, LLC	Delaware
MPO Intermediate, LLC	Delaware
MPO Intermediate Holdings, LLC	Delaware
MPO Junior, LLC	Delaware
MPO Junior Holdings, LLC	Delaware
MPO Properties, LLC	Delaware
Toys “R” Us – Belgium, Inc.	Delaware
Toys “R” Us – Delaware, Inc.	Delaware
Toys “R” Us Europe, LLC	Delaware
Toys “R” Us International, LLC	Delaware
Toys “R” Us – Service, Inc.	Delaware
Toys “R” Us – Value, Inc.	Virginia
TRU 2005 RE Holding Co. I, LLC	Delaware
TRU 2005 RE I, LLC	Delaware
TRU 2005 RE II Trust	Delaware
TRU Australia Holdings, LLC	Delaware
TRU Belgium Holdings II, Inc.	Delaware
TRU Hong Kong Holdings, LLC	Delaware
TRU Japan Holdings, Inc.	Delaware
TRU – SVC, LLC	Virginia
TRU (Vermont), Inc.	Vermont
Wayne Real Estate Company, LLC	Delaware
Wayne Real Estate Holding Company, LLC	Delaware
Babies “R” Us (Australia) Pty Ltd	Australia
Toys “R” Us (Australia) Pty Ltd	Australia
Toys “R” Us Handelsgesellschaft m.b.H.	Austria
Toys “R” Us – Belgium, SCA	Belgium
G.G. Realty Corp., Ltd.	Canada
Toys “R” Us (Canada) Ltd./Toys “R” Us (Canada) Ltee	Canada
Toys “R” Us France Real Estate SAS	France
Toys “R” Us SARL	France
Toys “R” Us GmbH	Germany
Toys “R” Us Logistik GmbH	Germany
Toys “R” Us Operations GmbH	Germany
‘R’ Us Sourcing (Asia) Limited	Hong Kong
TRU (HK) Limited	Hong Kong
Y.K. Babiesrus Internet Japan	Japan
Y.K. Toysrus Internet Japan	Japan
Toys R Us Portugal, Limitada	Portugal
TRU of Puerto Rico, Inc.	Puerto Rico
Toys R Us Iberia, S.A.	Spain

Toys R Us Iberia Real Estate, S.L.	Spain
Toys R Us Madrid, S.L.	Spain
Toys “R” Us AG	Switzerland
Toys “R” Us Financial Services Limited	United Kingdom
Toys “R” Us Holdings Limited	United Kingdom
Toys ‘R’ Us Holdings (UK) Limited	United Kingdom
Toys “R” Us Limited	United Kingdom
Toys “R” Us (UK) Limited	United Kingdom
Toys “R” Us Properties Limited	United Kingdom
Toys “R” Us Properties (UK) Limited	United Kingdom
TruToys (UK) Limited	United Kingdom